Ironclad Managed Risk Fund (Ticker Symbol: IRONX)
Summary Prospectus	January 31, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at https://www.ironcladfunds.com/fund-literature. You may also obtain this information at no cost by calling 1-(888)-979-IRON (4766) or by sending an e-mail request to Info@IroncladFunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2026 (as each may be further amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objectives

The investment objectives of the Ironclad Managed Risk Fund (the “Fund”) are to seek current income and gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15
Wire fee	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.10%
Distribution (Rule 12b-1) fees	None
Other expenses	0.21%
Acquired fund fees and expenses	0.03%
Total annual fund operating expenses[1]	1.34%
Fees waived and/or expenses reimbursed	(0.06)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1,2]	1.28%

1       The total annual fund operating expenses and total annual fund operating expenses after waiving fees and/or reimbursing expenses do not correlate to the ratio of expenses to average net assets in the financial highlights, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2       The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the investment advisory agreement for the Fund is in effect, and it may be terminated only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$130	$406	$702	$1,545

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of all securities whose maturity or expiration date at time of acquisition were one year or more in accordance with Item 13 of Form N-1A.

Principal Investment Strategies

Under normal circumstances, the Fund’s primary strategy consists of purchasing and selling put and call options on equity indexes and exchange traded funds (“ETFs”). The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit its participation in the gains of the underlying assets. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The Fund’s investment advisor seeks to reduce the overall volatility of returns by managing a portfolio of options.

A call option gives the purchaser of the option, upon payment of a premium to the seller, the right to buy the underlying asset from the seller at a specified price over a defined period of time. A put option gives the purchaser of the option, upon payment of a premium to the seller, the right to sell the underlying asset to the seller at a specified price over a defined period of time. The Fund may purchase and sell put and call options to adjust the risk and return of its overall investment positions. When the Fund’s investment advisor believes the value of an underlying asset will decline, the Fund may purchase a put option to profit from the decline. Similarly, when the advisor anticipates an increase in the value of an underlying asset, the Fund may purchase a call option with respect to that asset.

The Fund’s investment advisor determines the Fund’s exposure to each option by evaluating metrics associated with the valuation of options, including, but not limited to, volatility, time to expiration and the relationship of the exercise price to the market price of the underlying asset. All option positions held by the Fund are exchange-traded and backed by the Options Clearing Corporation (“OCC”). In general, exchange-traded options have standardized exercise prices and expiration dates, which require the parties to post collateral against their obligations. Consequently, all option positions sold by the Fund may be collateralized with other options, cash, cash equivalents (for example, U.S. Treasury Bills, money market fund shares, etc.), and other investments that may serve as collateral.

The Fund may take a defensive position when the Fund’s investment advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives. When taking a defensive position, the Fund may invest up to 100% of its assets in cash, cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations, or ETFs and/or mutual funds that invest in debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a defensive position, the Fund may not achieve its investment objectives.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of the principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider the risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market Risk.    The market prices of securities or investments may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illnesses or other public health issues, natural disasters or climate events, or other events could have a significant impact on the prices of securities and investments. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Options Risk.    The value of the Fund’s positions in options will fluctuate in response to changes in the values of the assets they track, among other factors. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. The value of a put option generally decreases as the underlying asset increases in value and increases as the underlying asset decreases in value. The risk associated with selling a put option is that the market value of the underlying security could decrease and the option could be exercised, obligating the seller of the put option to settle the transaction at an exercise price that is higher than the prevailing market price. The value of a call option generally increases as the underlying asset increases in value and decreases as the underlying asset decreases in value. The risk associated with selling a call option is that the market value of the underlying security could increase and the option could be exercised, obligating the seller of the call option to settle the transaction at an exercise price that is lower than the prevailing market price. Written call and put options may limit the Fund’s participation in equity market gains and may amplify losses in market declines. When buying options, risk is limited to the premium paid for the option. Purchased put and call options may expire worthless. Gains or losses from options can be substantially greater than the option’s original premium, and can therefore involve leverage. The selling of options is a highly specialized activity that entails greater than ordinary investment risks.

Equity Risk.    The value of an equity market index tends to fluctuate based on price movements in the broader securities markets due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities listed on the index participate, or factors relating to specific companies listed on the index.

ETF and Mutual Fund Risk.    Investing in ETFs or mutual funds will provide exposure to the benefits/risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs and mutual funds, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Issuer Risk.    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The prices of, and income generated by, securities held by the Fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulation affecting the issuer or its competitive environment, and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors related to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or another event affecting a single issuer. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. At times, the Fund may invest more significantly in a single issuer, which could increase the Fund’s volatility and the risk of loss arising from the factors described above.

Fixed Income Securities Risk.    The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest Rate Risk.    Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and lower-rated securities are more volatile than higher-rated securities.

Credit Risk.    The issuer of a fixed income security held by the Fund may be unable or unwilling to make timely payments of interest or principal.

Ratings Risk.    A credit rating only reflects the view of the originating rating agency. Changes to or the withdrawal of a rating may result in the security becoming less liquid or losing value.

Cybersecurity Risk.    Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries), to suffer data breaches, data corruption or lose operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Management and Strategy Risk.    Investment strategies employed by the advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with the average annual total returns of the S&P 500 Index and the CBOE One-Week PutWrite Index. The S&P 500 Index has been included as a broad-based securities market index in order to satisfy regulatory requirements. The Fund also compares its performance with the returns of the CBOE S&P 500 One-Week PutWrite Index, which the Fund’s investment advisor believes is the most suitable performance benchmark for comparison to the Fund’s performance in light of the Fund’s investment strategies. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.IroncladFunds.com.

Calendar-Year Total Return (before taxes)

For each calendar year at net asset value per share (“NAV”)

Highest Calendar Quarter Return:	7.52%	Quarter Ended 12/31/22
Lowest Calendar Quarter Return:	(5.15)%	Quarter Ended 12/31/18
Average Annual Total Returns for periods ended December 31, 2025	One Year	Five Years	Ten Years
Return Before Taxes	10.57%	9.73%	7.00%
Return After Taxes on Distributions*	10.55%	8.43%	5.62%
Return After Taxes on Distributions and Sale of Fund Shares*	6.27%	7.25%	5.08%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
CBOE S&P 500 One-Week PutWrite Index (reflects no deduction for fees, expenses or taxes)	8.94%	4.44%	3.22%

*        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Ironclad Investments LLC (the “Advisor”)

Portfolio Manager

Rudy Aguilera serves as the Portfolio Manager of the Fund and has been primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on October 14, 2010.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.